UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2016

ABERDEEN GLOBAL INCOME FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	811-06342	13-3644820
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1735 Market Street, 32nd Floor

Philadelphia, PA
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:  800-522-5465

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On June 15, 2016, the Board of Directors of Aberdeen Global Income Fund, Inc. (the “Fund”) (NYSE MKT: FCO) approved amendments to three non-fundamental investment limitations of the Fund.  The amendments will allow the Fund to increase its Asian local currency exposure and facilitate exposure to the global high yield asset class.  The Fund may begin modifying its portfolio to utilize the expanded investment authority after July 18, 2016 and will change its benchmark, effective November 1, 2016.

Background

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation.  The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities.

Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“Investment Manager”), along with its affiliates Aberdeen Asset Management Limited and Aberdeen Asset Managers Limited, the Fund’s investment adviser and sub-adviser, respectively, believe an increase in the Fund’s Asian local currency exposure and exposure to the global high yield asset class will help to generate higher income.

Amendments to the Fund’s Non-Fundamental Investment Policies

The Fund’s Board of Directors approved three amendments to the Fund’s non-fundamental investment limitations:

•                  Up to 75% (from the current limitation of 40%) of the Fund’s investments (or the issuers of those investments) may be rated, at the time of investment, below investment grade; that is, rated below Baa3 by Moody’s Investor Services (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

•                  Up to 10% (from the current limitation of 0%) of the Fund’s investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody’s, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

•                  The maximum exposure to issuers in any one Developed Market is limited to 25% of the Fund’s total assets; provided, however, that up to 40% may be invested in issuers in the U.S. (from the current limitation of 25% for U.S. issuers).  The Fund’s ability to have unlimited exposure to the U.S. dollar remains unchanged.

All other investment limitations remain unchanged.  For a summary of the Fund’s investment objectives and policies, inclusive of the amendments, please see Appendix A.

Change to the Fund’s Benchmark

Effective November 1, 2016, the Fund’s blended benchmark will change, as summarized below:

Index	Current Weight	New Index	New Weight
BofA ML All Maturity Australia Government Index	20.00%	BofA ML All Maturity Australia Government Index	10.00%
BofA ML UK Gov Bonds Index	20.00%	BofA ML Global High Yield Constrained Index(1) (100% Hedged into USD)	25.00%
BofA ML Canadian Gov Bonds Index	15.00%	JPMorgan EMBI Global Diversified Index(2)	35.00%
BofA ML New Zealand Government Index	15.00%	BofA ML New Zealand Government Index	5.00%
BofA ML Global Emerging Markets Sovereign Bond BBB-B Index	30.00%	Markit iBoxx Asia ex-Japan Sovereign Index(3)	25.00%

(1) The BofA ML Global High Yield Constrained Index tracks the performance of US, Canadian, British and Euro denominated publicly issued non-investment grade corporate debt but caps per issuer exposure at 2% of the Index.

(2) The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the JPMorgan EMBI Global Index. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan EMBI Global Index tracks the performance of traded external debt instruments in the emerging markets.

(3) The Markit iBoxx Asia ex-Japan Sovereign Index comprises local currency sovereign debt from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.

Exposure to Global High Yield Securities

The amendments noted above are expected to result over time in the Fund’s having a high percentage of its assets in below-investment-grade instruments issued by both sovereign issuers and companies located throughout the world.  The Fund’s global high yield investments will consist of a diversified portfolio of high income producing instruments rated at the time of purchase below “BBB-” by S&P or below “Baa3” by Moody’s (i.e., “junk bonds”), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Investment Manager to be of comparable quality. Up to 10% of the Fund’s assets may be in securities rated in the lowest ratings categories or in default (Caa1 or CCC+ or below by Moody’s or S&P, respectively).

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The investments may be in both sovereign and corporate debt that trades within the country in which it is issued and sovereign and corporate debt that is tradable outside of the country of issuance.  The Fund’s primary exposure to global high yield investments is expected to be high yield corporate debt of U.S. issuers and the primary currency exposure currently is expected to be the U.S. dollar.  However, depending on market conditions, the Fund may have significant exposure to non-U.S. issuers, both sovereign and corporate, and to currencies other than the U.S. dollar.

The Fund’s global high yield investments will be in issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.

The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participations in, delayed funding loans and revolving credit facilities.

The Fund’s investment in a debt security may be exchanged for equity as a result of the restructuring, bankruptcy or other corporate action of the issuer of the debt.  The Fund is permitted to receive and hold this equity if the Investment Manager determines it is in the best interest of the Fund to do so.  This equity may be illiquid, steeply discounted in value or subject to restrictions on resale.

The Investment Manager and its affiliates, Aberdeen Asset Management Limited and Aberdeen Asset Managers Limited, are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”). In rendering investment advisory services for the global high yield investments of the Fund, the Investment Manager intends to use the resources of another affiliated wholly-owned subsidiary of Aberdeen PLC, Aberdeen Asset Management Inc. (“AAMI”).  AAMI has entered into a memorandum of understanding/personnel sharing procedures with the Investment Manager pursuant to which the investment professionals from AAMI may render portfolio management and research services to U.S. clients of the Investment Manager, including the Fund, as associated persons of the Investment Manager. No remuneration is paid to AAMI by the Fund with respect to the memorandum of understanding/personnel sharing arrangements; instead it is paid by the Investment Manager. The global high yield investments of the Fund will be managed by members of AAMI’s portfolio management team located in New York City.

Set out below are additional risks to the Fund resulting in its investment in global high yield securities.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund’s investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.

Bank Loan Risk — Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash or sell investments.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

APPENDIX A

ABERDEEN GLOBAL INCOME FUND, INC. (the “Fund”)

INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment objectives are fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in fundamental policies would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

INVESTMENT POLICIES

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. If the Fund changes its 80% policy, it will notify shareholders at least 60 days’ before the change and may need to change the name of the Fund. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due.

The following will be deemed to be “issuers in” a particular market:

•                  governmental entities of the particular country;

•                  banks, companies and other entities which are whose principal place of business is located in the particular country;

•                  banks, companies and other entities which are organized under the laws of the particular country;

•                  banks, companies and other entities for which the principal securities trading market is in the particular country;

•                  entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and

•                  wholly-owned subsidiaries of an entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country.

The Fund may also consider, among other criteria, the currency that securities are denominated in, or linked to, in determining whether the issuer of such securities is deemed to be an “issuer in” a particular market.

Aberdeen Asset Management Asia Limited (the “Investment Manager”) manages the Fund’s investments and makes investments decisions on behalf of the Fund. Aberdeen Asset Management Limited (the “Investment Adviser”) makes recommendations to the Investment Manager as to overall structure of the Fund’s portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund’s overall investment objectives and the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. Aberdeen Asset Managers Limited (the “Sub-Adviser”) provides sub-advisory services to the Fund, in accordance with the Fund’s stated investment objectives, policies and limitations and subject to the supervision of the Fund’s Board of Directors, and manages the portion of the Fund’s assets allocated to it by the Investment Manager.

“Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of May 31, 2016, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States.

“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Services (“Moody’s”) or BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as “Developing Markets”). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.

While the credit quality of a market is reviewed at the time of the Fund’s investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund’s total assets; provided, however, that up to 40% may be invested in issuers in the U.S. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

Up to 75% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Up to 10% of the Fund’s investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody’s, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Before purchasing an unrated security, the Investment Manager, Investment Adviser or Sub-Adviser analyzes the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security. In the event that a security receives different ratings from different rating agencies (Fitch, Moody’s and S&P), the Investment Manager, Investment Adviser or Sub-Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Investment Manager, Investment Adviser and Sub-Adviser consider external credit assessments available from international rating agencies such as Moody’s and S&P, as well as any reports on the issuer which may be available from brokers or other sources. In some Developing Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager, the Investment Adviser and the Sub-Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short term periods.

Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of shareholders that the Fund holds such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate or a foreign currency (“derivatives”). The Fund may use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund’s liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.

The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an “acquired company”), subject to the limitations below (which are to be applied immediately after the acquisition of such securities).

The Fund may not acquire securities issued by an acquired company:

•                  if the value of such securities exceeds 3% of the total outstanding voting stock of the acquired company;

•                  if the aggregate value of such securities would exceed 5% of the value of the total assets of the Fund; or

•                  if the aggregate value of such securities, together with all other acquired company securities in the Fund’s portfolio, would exceed 10% of the value of the total assets of the Fund.

During periods when, in the Investment Manager’s judgment, economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody’s or AA or A-2 by S&P at the time of purchase for temporary defensive purposes.  Although Prime-2 and A-2 ratings denote issuers with a strong (Moody’s) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

Unless otherwise indicated, the investment policies described above are not “fundamental” and may be changed by the Fund at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson
Vice President

Date:  June 16, 2016